SUNAMERICA FOCUSED SERIES, INC.
                           Asset Allocation Strategies


         Supplement to the Statement of Additional Information dated February 20, 2004

         Effective immediately, the following paragraph is inserted on page B-8 of the Statement of Additional Information.

         INTERFUND BORROWING AND LENDING PROGRAM

         The Corporation has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among investment companies advised by SAAMCo or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for comparable transaction. In addition, a Portfolio may participate in the program only if and the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.

Dated: August 12, 2004

                         SUNAMERICA FOCUSED SERIES, INC.
                               Focused Portfolios


         Supplement to the Statement of Additional Information dated February 20, 2004

         Effective immediately, the following paragraph is inserted on page B-31 of the Statement of Additional Information.

         INTERFUND BORROWING AND LENDING PROGRAM

         The Fund has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among investment companies advised by SAAMCo or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for comparable transaction. In addition, a Portfolio may participate in the program only if and the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.

Dated: August 12, 2004